SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               September 19, 2007

                                ABC FUNDING, INC.
             (Exact Name of Registrant as Specified in its Charter)

   Nevada                          333-121070                   56-2458730
   ------                          ----------                   ----------
   State of                        Commission                   IRS Employer
   Incorporation                   File Number                  I.D. Number

                  Steven Barrenechea, Chief Executive Officer
                           c/o Eaton & Van Winkle LLP
                                  3 Park Avenue
                            New York, New York 10016
                            ------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (212)561-3626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

      On September 19, 2007, Alan Gaines resigned as Chief Executive Officer of ABC Funding, Inc. (the "Company"). Mr. Gaines will remain in his position as Chairman of the Company. The Board of Directors has, as of September 19, 2007, appointed Mr. Steven Barrenechea, currently a member of the Board of Directors of the Company, as Chief Executive Officer of the Company.

      In consideration for his past and continued service to the Company, the Company will issue 150,000 shares of common stock to Mr. Barrenechea.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2007

                                 ABC FUNDING, INC.


                                 By: /s/ Steven Barrenechea
                                     -------------------------------------------
                                     Steven Barrenechea, Chief Executive Officer